EXHIBIT 10.5

FORM OF

LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Lock-Up Agreement”) is made and entered into as of [●], 2022, by and between Vivakor, Inc. (the “Company”), and the undersigned holder of shares of the Company’s common stock (the “Holder” and, together with the Company, the “Parties”). For all purposes of this Agreement, “Holder” includes any affiliate or controlling person of Holder, and any other agent, representative or other person with whom Holder is acting in concert.

W I T N E S S E T H:

WHEREAS, the Parties have entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated June 15, 2022, by and between the Company, the Holder and _______ LLC, a ____ limited liability company, pursuant to which, and subject to the terms and conditions set forth therein, the Company will purchase all of the issued and outstanding membership interests of Silver Fuels Delhi, LLC, a Louisiana limited liability company, and White Claw Colorado City, LLC, a Texas limited liability company.

WHEREAS, pursuant to the Purchase Agreement, the Holder received [●] shares of the Company’s common stock, par value $0.001 per share (the “Lock-Up Securities”);

WHEREAS, as a condition and inducement to the willingness of the Company to consummate the transactions contemplated by the Purchase Agreement, the Holder has agreed to certain transfer restrictions with respect to the Lock-Up Securities held by the Holder immediately following the Effective Date (as defined in the Purchase Agreement).

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration is hereby acknowledged, the Holder and the Company hereby agree as follows:

1.               Lock-Up Period. The Holder agrees that, from the Effective Date until the earlier to occur of (a) Company's full satisfaction of indebtedness under that certain Secured Promissory Note dated [●], made to the order of Holder by Company in the original principal amount of [●], or (b) a date that is eighteen (18) calendar months from the date thereof (such period, the “Lock-Up Period”), the Holder shall be subject to the lock-up restrictions set forth in Section 2 below.

2.               Lock-Up Restriction.

(a)     Lock-Up. During the Lock-Up Period, the Holder will not offer, sell, contract to sell, or otherwise transfer of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the sale, transfer or disposition (whether by actual or effective economic sale or disposition due to cash settlement or otherwise) by the Holder or any affiliate of the Holder or any person in privity with the Holder or any affiliate of the Holder), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the U.S. Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Lock-Up Securities, unless such transaction is a Permitted Disposition (as defined below).

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A “Permitted Disposition” shall include the following: (a) transfers of Lock-Up Securities to a trust for the benefit of the undersigned or as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member of the undersigned (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (b) transfers of Lock-Up Securities to a charity or educational institution; (c) transfers of the Lock-Up Securities by the Holder upon the prior written consent of the Company; provided that in the case of any transfer pursuant to the foregoing clauses (a) - (c), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Company a lock-up agreement substantially in the form of this Lock-Up Agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made, or (d) a pledge or hypothecation of the Lock-Up Securities as collateral for indebtedness, and any sale, contract for sale, transfer or disposition of the Lock-Up Securities arising out of or relating to the terms of such pledge or hypothecation.

(b)    Stop Orders. The Holder further acknowledges and agrees that the Company is authorized to, and the Company agrees to, place “stop orders” on its books to prevent any transfer of any Lock-Up Securities of the Company held by the Holder in violation of this Lock-Up Agreement. The Company agrees not to allow any transaction to occur that is inconsistent with this Lock-Up Agreement.

3.               Miscellaneous.

(a)    At any time, and from time to time, after the signing of this Lock-Up Agreement, the Holder will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Lock-Up Agreement.

(b)    This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either Party against the other concerning the transactions contemplated by this Lock-Up Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the State of Nevada. The Parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based on forum non conveniens. The Parties hereto and to any other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. In the event that any provision of this Lock-Up Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c)    Any and all notices or other communications given under this Lock-Up Agreement shall be in writing and shall be deemed to have been duly given on (i) the date of delivery, if delivered in person to the addressee, (ii) the next business day if sent by overnight courier, or (iii) three (3) days after mailing, if mailed within the continental United States, postage prepaid, by certified or registered mail, return receipt requested, to the party entitled to receive same, at his or its address set forth below:

If to the Company:

Vivakor, Inc.

433 Lawndale Drive

South Salt Lake City, Utah 84415

Attn: [●]

Email: [●]

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With a copy to (which shall not constitute notice):

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Iselin, New Jersey 08830

Attn: Joseph Lucosky; Scott Linsky

Email: jlucosky@lucbro.com; slinsky@lucbro.com

If to the Holder:

JBAH Holdings, LLC

5151 Beltline Road, Suite 715

Dallas, Texas 75234

Attn: James Ballengee

Email: james.b@silverfuels.com

With a copy to (which shall not constitute notice):

Jackson Walker LLP

2323 Ross Avenue, Suite 600

Dallas, TX 75201

Attn: Pat Knapp

Email: pknapp@jw.com

(d)   The restrictions on transfer described in this Lock-Up Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

(e)   This Lock-Up Agreement shall not be assigned in whole or in part, without the prior written consent of the other Party. Except as otherwise provided herein, this Lock-Up Agreement shall be binding upon Holder, its legal representatives, and permitted successors and assigns.

(f)    This Lock-Up Agreement may be executed and delivered in two or more counterparts (including by means of facsimile or electronic mail), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)   The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Lock-Up Agreement.

(h)   The terms and provisions of this Lock-Up Agreement may only be amended by a written instrument signed by the Company and the Holder.

[-signature page follows-]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties hereto have executed this Lock-Up Agreement as of the date first above written.

HOLDER:

___________, LLC

By:
Name: Title:	James H. Ballengee Manager

COMPANY:

VIVAKOR, INC.

By:
Name:
Title:

[Signature Page to the Lock-Up Agreement]